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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934
Filed by the Registrant  ☑
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12
(Name of Registrant as Specified In Its Charter)
___________________________
Payment of Filing Fee (Check the appropriate box):
☑    No fee required
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)Title of each class of securities to which transaction applies:
______________________________________________________________________________________
(2)Aggregate number of securities to which transaction applies:
______________________________________________________________________________________
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________
(4)Proposed maximum aggregate value of transaction:
______________________________________________________________________________________
(5)Total fee paid:
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☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)Amount Previously Paid:
    ______________________________________________________________________________________
(2)Form, Schedule or Registration Statement No.:
    ______________________________________________________________________________________
(3)Filing Party:
______________________________________________________________________________________
(4)Date Filed:
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One Johnson & Johnson Plaza
New Brunswick, NJ 08933

SUPPLEMENT TO
2022 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
DATED MARCH 16, 2022
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2022

March 17, 2022

This Supplement provides updated information with respect to the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Johnson & Johnson to be held on April 28, 2022.

On March 16, 2022, Johnson & Johnson commenced distribution of the Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) for the Annual Meeting and notices of availability of the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement.

Withdrawal of Shareholder Proposal

The proponent of Item 5: Shareholder Proposal - Federal Securities Laws Mandatory Arbitration Bylaw (“Item 5”) has withdrawn the proposal. Therefore, Item 5 will not be presented or voted upon at the Annual Meeting, nor will any votes cast in regard to Item 5 be tabulated or reported.

Voting Matters

Notwithstanding the withdrawal of Item 5, the proxy card and voting instruction forms distributed or presented online with the Proxy Statement remain valid, and Johnson & Johnson will not distribute new voting instructions or proxy cards.

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and shares represented by proxy cards or voting instruction forms returned before the Annual Meeting will be voted with respect to all other matters properly brought before the Annual Meeting as instructed on the proxy card or voting instruction form.

If you have already returned your proxy card or voting instruction form, you do not need to take any action unless you wish to change your vote. If you have not yet returned your proxy card or voting instruction form, please complete the proxy card or voting instruction form, disregarding Item 5.

Information on how to vote your shares, or change or revoke your prior vote or voting instruction, is available in the Proxy Statement.